Exhibit 24

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 5th day of March, 2003.

Raymond F. Bentele
Raymond F. Bentele

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 7th day of March, 2003.

James M. Davidson
James M. Davidson

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of March, 2003.

Harold H. MacKay
Harold H. MacKay

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 5th day of March, 2003.

David B. Mathis
David B. Mathis

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 5 day of March, 2003.

Donald F. Mazankowski
Donald F. Mazankowski

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of March, 2003.

Douglas A. Pertz
Douglas A. Pertz

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 4th day of March, 2003.

Pamela B. Strobel
Pamela B. Strobel

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 5th day of March, 2003.

Richard L. Thomas
Richard L. Thomas

Return to PLP Form 10-K